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                                                                    Exhibit (24)



                               POWER OF ATTORNEY


     The undersigned members of the Board of Directors of General Signal Corporation, a New York corporation, with principal offices at 1 High Ridge Park, Stamford, Connecticut 06904, hereby appoint Terence D. Martin as their Attorney-in-Fact for the purpose of signing General Signal Corporation's Securities and Exchange Commission Form 10-K (and any and all amendments thereto) for the fiscal year ended December 31, 1997.

Dated:  February 5, 1998.


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
Signature                                                                   Title
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
/s/ Van C. Campbell                                                         DIRECTOR
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Van C. Campbell


/s/ John R. Selby
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John R. Selby                                                               DIRECTOR


/s/ Ursula Fairbairn
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Ursula Fairbairn                                                            DIRECTOR


/s/ H. Kent Bowen
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H. Kent Bowen                                                               DIRECTOR


/s/ Michael A. Carpenter
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Michael A. Carpenter                                                        DIRECTOR
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